UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2011

BIG LOTS, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8897	06-1119097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Phillipi Road, Columbus, Ohio 43228
(Address of principal executive offices) (Zip Code)

(614) 278-6800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On July 18, 2011, Big Lots, Inc. (“we,” “us” or “our”) completed the previously announced acquisition of all outstanding shares of Liquidation World Inc. On July 19, 2011, Liquidation World Inc. changed its name to Big Lots Canada, Inc. With offices in Brantford, Ontario, Big Lots Canada, Inc. operates retail stores in Canada and offers a broad assortment of closeout merchandise. Also on July 18, 2011, Joe R. Cooper was appointed President of Big Lots Canada, Inc., while retaining his responsibilities as our Executive Vice President and Chief Financial Officer, and Timothy A. Johnson was appointed as our Senior Vice President, Finance. A copy of our July 19, 2011, press release announcing the completion of the acquisition and the aforementioned executive appointments is filed herewith as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

Exhibits marked with an asterisk (*) are furnished herewith.

	Exhibit No.	Description

	99.1*	Big Lots, Inc. press release dated July 19, 2011.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG LOTS, INC.

Date: July 22, 2011	By:	/s/ Charles W. Haubiel II
Charles W. Haubiel II
Executive Vice President, Legal and Real Estate,
General Counsel and Corporate Secretary